Goodwill	12 Months Ended
Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

11. Goodwill

The changes in carrying value of goodwill as follows:

	As of December 31,
	2020	2019
Carrying value at beginning of year	$16,139,377	$7,324,287
Goodwill acquired in acquisition of TheStreet	-	8,815,090
Carrying value at end of year	$16,139,377	$16,139,377

The Company performs its annual impairment test at the reporting unit level, which is the operating segment or one level below the operating segment. Management determined that the Company would be aggregated into a single reporting unit for purposes of performing the impairment test for goodwill.

For the years ended December 31, 2020 and 2019, the Company as part of its annual evaluations utilized the option to first assess qualitative factors to determine whether it was necessary to perform the quantitative goodwill impairment assessment. As part of this assessment, the Company reviews qualitative factors which include, but are not limited to, economic, market and industry conditions, as well as the financial performance of its reporting unit. In accordance with applicable guidance, an entity is not required to calculate the fair value of its reporting unit if, after assessing these qualitative factors, the Company determines that it is more likely than not that the fair value of its reporting unit is greater than its respective carrying amount. The annual impairment test was performed on December 31, 2020. No impairment of goodwill has been identified during the years ended December 31, 2020 and 2019.